~~______________________________________________________________________________________________________~~
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 23, 2017 (October 17, 2017)
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
~~______________________________________________________________________________________________________~~

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 23, 2017, Realogy Holdings Corp. (the “Company”) announced that Ryan M. Schneider has been elected as President and Chief Operating Officer of the Company, effective October 23, 2017, and appointed as a member of the Company’s Board of Directors (the “Board”), effective October 20, 2017, pursuant to an Employment Agreement dated October 17, 2017 (the “Employment Agreement”). In accordance with the succession plan developed by the Board and pursuant to the Employment Agreement, Mr. Schneider is expected to be named Chief Executive Officer of the Company (the “CEO”) by December 31, 2017.
Upon the appointment of Mr. Schneider as CEO on or before December 31, 2017, Richard A. Smith, the Company’s Chairman and Chief Executive Officer, will retire from the Company and resign from the Board. The Company anticipates that Michael J. Williams, the Company’s Lead Independent Director, will be named Chairman of the Board upon the appointment of Mr. Schneider as CEO.
A copy of the Company’s press release related to the foregoing is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Mr. Schneider was also appointed to the Board of Managers of Realogy Group LLC (“Realogy Group”) on October 20, 2017.
Prior to joining the Company, Mr. Schneider, age 48, served as President, Card of Capital One Financial Corporation (“Capital One”), a financial holding company, from December 2007 to November 2016 where he was responsible for all of Capital One’s consumer and small business credit card lines of business in the United States, the United Kingdom and Canada. Mr. Schneider held a variety of other positions within Capital One from December 2001 to December 2007, including Executive Vice President and President, Auto Finance and Executive Vice President, U.S. Card. From November 2016 until April 2017, he served as Senior Advisor to Capital One.
There have been no transactions and there are no currently proposed transactions in which the Company or Realogy Group was or is to be a participant and in which Mr. Schneider had or will have a direct or indirect material interest that requires disclosure pursuant to Item 404(a) of Regulation S-K.
The material terms and conditions of the Employment Agreement between Mr. Schneider and the Company are summarized below.
Term. Employment under the Employment Agreement is at-will and may be terminated at any time in accordance with the terms of the Employment Agreement, however, obligations relating to severance (described below) survive until October 23, 2020 or, if following a change in control (as defined in the Employment Agreement), prior to the later of October 23, 2020 or the second anniversary of the change in control.
Chief Executive Officer Designate. Pursuant to the terms of the Employment Agreement, and in accordance with the Board’s succession plan, Mr. Schneider is expected to be appointed as CEO by December 31, 2017.
Annual Compensation. Mr. Schneider’s annual base salary is $1.0 million and his annual target cash incentive percentage is 150% of eligible earnings in the applicable performance year. Mr. Schneider is eligible to participate in the Company’s cash incentive plan commencing in the 2018 performance year.
Long-Term Compensation. Under the terms of the Employment Agreement, on October 23, 2017 (the “Grant Date”), Mr. Schneider was granted an inducement equity award with an aggregate grant date fair value of $5 million consisting of: (i) $2.5 million in restricted stock units (“RSUs”) and (ii) $2.5 million in non-qualified stock options, with the RSUs vesting in equal annual installments over a three-year period and with the options becoming exercisable in equal annual installments over a four-year period, in each case, based on continued service through the vesting date.
With respect to the 2018 fiscal year, Mr. Schneider will be entitled to a long-term incentive award with an aggregate grant date fair value of $7.5 million, consisting of a mix of performance share units (“PSUs”), performance RSUs and stock options, with the composition of the grants to be generally consistent with the Company’s 2018 executive equity program as determined by the Compensation Committee. The PSUs are expected to be based upon achievement of metrics over a three-year period ending December 31, 2020.
Non-Change-in-Control Severance. If Mr. Schneider experiences a “qualifying termination” (as described below) not in connection with a change in control of the Company, the Company will provide him with the following severance payments and benefits, subject to his continued compliance with his restrictive covenants and the execution and non-revocation of a release of claims:

•	an amount equal to two times the sum of his annual base salary and target annual bonus, payable in 24 equal monthly installments;

•
a pro-rated bonus under the executive incentive cash plan for year of termination, determined based on the Company’s actual performance and payable at such time such bonuses are payable to other employees of the Company;

•	continued participation in medical and dental plans for 18 months (subject to termination if he becomes eligible to receive benefits from a new employer); and

•	outplacement services for a period of up to twelve months, the value of such services not to exceed $50,000.
Change in Control Severance. If Mr. Schneider experiences a qualifying termination within 24 months following a change in control of the Company, the Company will provide him with the following severance payments and benefits, subject to his continued compliance with his restrictive covenants and the execution and non-revocation of a release of claims:

•	an amount equal to two times the sum of his annual base salary and target annual bonus, payable in lump sum;

•
a pro-rated bonus under the executive incentive cash plan for year of termination, determined based on the Company’s actual performance and payable at such time such bonuses are payable to other employees of the Company;

•	continued participation in medical and dental plans for 18 months (subject to termination if he becomes eligible to receive benefits from a new employer); and

•	outplacement services for a period of up to twelve months, the value of such services not to exceed $50,000.
Qualifying Termination. A “qualifying termination” means Mr. Schneider’s employment is terminated by the Company without cause or Mr. Schneider resigns with good reason (which includes failure to be appointed CEO by December 31, 2017).
Section 280G. The Employment Agreement provides that if payments and benefits provided to Mr. Schneider would constitute an “excess parachute payment” for purposes of Section 280G of the tax code, he will either have his payments and benefits reduced to the highest amount that could be paid without triggering Section 280G or receive the after-tax amount of his payment and benefits, whichever results in the greater after-tax benefit, taking into account the excise tax imposed under Section 4999 of the tax code and any applicable federal, state and local taxes.
Other Benefits. Mr. Schneider will be entitled to participate in Company employee benefits and programs as generally available to other senior executives of the Company as well as reimbursement for certain relocation expenses.
Restrictive Covenants and Clawback. Under the Employment Agreement, Mr. Schneider is subject to a non-compete period of three years and a non-solicitation period of three years following his termination of employment for any reason. The Company’s Clawback Policy applies in the event Mr. Schneider breaches his restrictive covenants under the Employment Agreement.
On October 17, 2018, the Company also entered into its standard Indemnification Agreement with Mr. Schneider. Pursuant to the Indemnification Agreement, the Company agrees to indemnify Mr. Schneider to the fullest extent permitted, and in the manner permitted, by applicable law as in effect as of the date of the Indemnification Agreement or as such laws may, from time to time, be amended (but only if amended in a way that broadens the right to indemnification and advancement of expenses), subject to the terms and limitations provided therein.
The foregoing descriptions of the material terms of the Employment Agreement, the equity awards granted to Mr. Schneider on October 23, 2017, and the Indemnification Agreement do not purport to be complete descriptions and are qualified in their entirety by reference to the Employment Agreement, the Non-Plan Inducement Stock Option Agreement, the Non-Plan Inducement Restricted Stock Unit Agreement, and the form of Indemnification Agreement which are filed, respectively, as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
On October 23, 2017, the Company amended the employment agreement dated March 13, 2017 with Mr. Smith (the “Amended CEO Employment Agreement”). The material terms and conditions of the original agreement are set forth in the Company’s Current Report on Form 8-K filed on March 17, 2017. The material amendments to the original agreement set forth in the Amended CEO Employment Agreement are summarized below.
Under the Amended CEO Employment Agreement, Mr. Smith continues as our CEO and Chairman of the Board until the earlier of (a) the Board appoints a new Chairman of the Board or a new CEO to assume these roles from Mr. Smith and (b) December 31, 2017 (the “Transition Date”). Upon the Transition Date, Mr. Smith’s employment with the Company will terminate and he will resign as an officer and director of the Company, which will be considered a termination by Mr. Smith with good reason under the terms of the Amended CEO Employment Agreement.

Under the terms of the Amended CEO Employment Agreement, upon a termination by Mr. Smith for good reason or by the Company without cause, the Company will provide Mr. Smith with the following severance payments and benefits, subject to his continued compliance with his restrictive covenants and the execution and non-revocation of a release of claims:

•
a bonus under the executive incentive cash plan for 2017, determined based on the Company’s actual performance and payable at such time such bonuses are payable to other employees of the Company, without pro-ration;

•	an amount equal to 2.4 times the sum of his annual base salary and target annual bonus, payable in 24 equal monthly installments; and

•
“retirement” treatment under all of the equity vehicles granted as part of Mr. Smith’s 2017 long-term incentive award without the one-year service requirement that would ordinarily apply to the retirement eligibility provisions of the applicable award agreements, so that each such equity award would continue to vest in accordance with their terms and options would remain exercisable until the third anniversary of their final vesting date.

Other benefits payable to Mr. Smith upon a termination of employment with good reason or by the Company without cause remain unchanged. Mr. Smith continues to be subject to a non-compete period of two years and a non-solicitation period of three years following his termination of employment for any reason under the Amended CEO Employment Agreement. The Company’s clawback policy also continues to apply in the event Mr. Smith breaches his restrictive covenants under the Amended CEO Employment Agreement.
In addition, 531,956 options granted to Mr. Smith in 2012 were modified to provide that upon his retirement, such options will continue to be exercisable until the third anniversary of the final vesting date of the applicable award.
The foregoing description of the material terms of the Amended CEO Employment Agreement does not purport to be a complete description and is qualified in its entirety by reference to the Amended CEO Employment Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than those of historical fact, contained in this report, are forward-looking statements including, but not limited to, statements regarding the Company’s expectations with respect to the future leadership changes involving Messrs. Schneider, Smith and Williams. These forward-looking statements involve known and unknown risks, uncertainties and other factors, including that there can be no assurance that the anticipated leadership changes will be successfully implemented in the expected time frame, or at all, and those discussed in the Company’s filings with the SEC. Any forward-looking statements speak only as of the date of this report and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to Realogy Holdings Corp.'s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and its quarterly report on Form 10-Q for the quarterly period ended June 30, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated October 17, 2017 between Realogy Holdings Corp. and Ryan M. Schneider.
10.2	Non-Plan Inducement Stock Option Agreement dated October 23, 2017 between Realogy Holdings Corp. and Ryan M. Schneider.
10.3	Non-Plan Inducement Restricted Stock Unit Agreement dated October 23, 2017 between Realogy Holdings Corp. and Ryan M. Schneider.
10.4	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.79 to Realogy Holdings Corp.'s Registration Statement on Form S-1 (File No. 333-181988)).
10.5	Amendment dated October 23, 2017 to Employment Agreement dated March 13, 2017, between Realogy Holdings Corp. and Richard A. Smith.
99.1	Press Release dated October 23, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: October 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: October 23, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Employment Agreement dated October 17, 2017 between Realogy Holdings Corp. and Ryan M. Schneider.
10.2	Non-Plan Inducement Stock Option Agreement dated October 23, 2017 between Realogy Holdings Corp. and Ryan M. Schneider.
10.3	Non-Plan Inducement Restricted Stock Unit Agreement dated October 23, 2017 between Realogy Holdings Corp. and Ryan M. Schneider.
10.4	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.79 to Realogy Holdings Corp.'s Registration Statement on Form S-1 (File No. 333-181988)).
10.5	Amendment dated October 23, 2017 to Employment Agreement dated March 13, 2017, between Realogy Holdings Corp. and Richard A. Smith.
99.1	Press Release dated October 23, 2017.